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Exhibit 32.2


                    CERTIFICATION BY CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)


I, Maxim C. W. Webb, Chief Financial Officer of PICO Holdings, Inc., (the "Registrant"), do hereby certify in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(3) the Quarterly Report on Form 10-Q of the Registrant for the three months ended June 30, 2003, to which this certification is attached as an exhibit (the "Report"), fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

(4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to PICO Holdings, Inc., and will be retained by PICO Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


Dated: August 13, 2003                                  /s/ Maxim C. W. Webb
                                                        --------------------
                                                        Maxim C. W. Webb
                                                        Chief Financial Officer




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